Exhibit 99.1

Cepton, Inc. Reports First Quarter 2022 Results

SAN JOSE, CA, May 11, 2022 – Cepton, Inc. (“Cepton”) (Nasdaq: CPTN), a Silicon Valley innovator and leader in high-performance MMT® lidar solutions, today announced business updates and financials for the first quarter ended March 31, 2022.

“Following our public listing in February this year, Cepton is well equipped to execute on its 2022 milestones and deliver long-term value to our shareholders,” said Jun Pei, Cepton’s Co-Founder and CEO. “We continue to make progress on series production execution milestones, with D-sample units being shipped to multiple manufacturing sites across the United States, bringing us one step closer to seeing Cepton’s industry leading LiDAR products in everyday vehicles. On the horizon, we have completed key design milestones on Nova, our near-range LiDAR solution and our second ASIC, that will enable further performance enhancement and cost reduction benefits.”

First Quarter Highlights

OEM Series Production Execution

●	Started shipping D-sample in support of the GM Ultra Cruise program for anticipated start of production in 2023

●	Started transfer of manufacturing processes, equipment and software to Koito in preparation for series production

Automotive

●	Continue to be engaged in discussions with global top-10 automotive OEMs for production vehicle programs

●	Completed B-sample design on near-range LiDAR (Nova), to begin shipping to OEMs for evaluation starting Q2 2022

Smart Infrastructure

●	Multiple projects completed proof-of-concept validation, potentially resulting in meaningful volume

Technology

●	Completed second ASIC architecture design for further performance enhancement and cost reduction

Financial Highlights

Revenue

●	First quarter 2022 revenue was $1.5 million, an increase of 239%, compared to the prior year period and 16% sequentially

Net Income and Non-GAAP Net Loss

●	First quarter 2022 GAAP net income was $41.2 million, or $0.36 per share, $0.32 diluted per share, compared to GAAP net loss of $8.4 million, or $(0.13) per share, basic and diluted, in the prior year period

●	First quarter 2022 Non-GAAP net loss was $12.2 million, or $(0.11) per share, basic and diluted, compared to non-GAAP net loss of $8.1 million, or $(0.12) per share, basic and diluted, in the prior year period

●	Non-GAAP adjustments include $56.7 million gain on remeasurement of earnout shares liability, $2.7 million non-recurring transaction costs related to our SPAC transaction, stock-based compensation of $1.3 million, and a $0.8 million gain on remeasurement of our warrant liability

Adjusted EBITDA

●	First quarter 2022 adjusted EBITDA was ($11.4) million, compared to ($8.0) million in the prior year period

Conference Call Details

Cepton will host a live conference call and webcast to discuss the business updates and results at 2:00 p.m. PT (5:00 p.m. ET) today. The live call can be accessed by dialing 844-826-3035 and by webcast at https://investors.cepton.com/.

A telephonic replay of the conference call will be available approximately two hours after the live call and until May 25, 2022, and can be accessed by dialing 844-512-2921 and entering the passcode 10166805. An archived webcast of the conference call will be accessible on Cepton’s Investor Relations page.

About Cepton, Inc.

Cepton is a Silicon Valley innovator of lidar-based solutions for automotive (ADAS/AV), smart cities, smart spaces and smart industrial applications. With its patented Micro Motion Technology (MMT®), Cepton aims to take lidar mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries.

Cepton has been awarded the largest known ADAS lidar series production award in the industry to date, based on the number of vehicle models awarded, to support General Motors’ Ultra Cruise program. Cepton is also engaged with all other Top 10 global OEMs.

Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to the OEM and Tier 1-studded Metro Detroit area. Cepton also has a presence in Germany, Canada, Japan, India and China to serve a fast-growing global customer base. For more information, visit www.cepton.com and follow Cepton on Twitter and LinkedIn. Information on or that can be accessed through our website, our Twitter account, our LinkedIn account, or that is contained in any website to which a hyperlink is provided herein is not part of this press release.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The statements included under Full Year 2022 Financial Outlook above as well as any other statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Cepton cautions viewers of this press release that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond Cepton’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, future sensor sales numbers and market share, potential benefits and the commercial attractiveness to its customers of Cepton’s products and services, the potential success of Cepton’s marketing and expansion strategies, and the potential for Cepton to achieve design awards.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Cepton’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the conditions affecting the markets in which Cepton operates; (2) the success of Cepton’s strategic relationships, including with its Tier 1 partners, none of which are exclusive; (3) fluctuations in sales of Cepton’s major customers; (4) fluctuations in capital spending in the automotive and smart infrastructure markets; (5) the impact of the COVID-19 pandemic on the global economy and financial markets, including any restrictions on Cepton’s operations and the operations of Cepton’s customers and suppliers resulting from public health requirements and government mandates; (6) changes in applicable laws or regulations; (7) the possibility that Cepton’s business may be adversely affected by other economic, business, and/or competitive factors; (8) the risk that current trends in the automotive and smart infrastructure markets decelerate or do not continue; (9) estimates for the financial performance of Cepton’s business may prove to be incorrect or materially different from actual results; (10) risks relating to the uncertainty of the projected financial and operating information, including whether Cepton will be able to achieve its target milestones, its pricing and sales volume targets, and its proposed production timelines and win the engagements contemplated in its projected pipeline, and the ability of OEMs and other strategic partners to re-source or cancel vehicle or technology programs; (11) risks related to future market adoption of Cepton’s offerings; (12) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with GM differing from Cepton's expectations, including with respect to volume and timing, or that the arrangement can be terminated or may not materialize into a long- term contract partnership arrangement; (13) risks related to Cepton’s marketing and growth strategies; (14) the effects of competition on Cepton’s future business; (15) Cepton’s ability to issue equity or equity-linked securities in the future; (16) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (17) Cepton’s ability to raise funding on reasonable terms as necessary to develop its products in the timeframe contemplated by its business plan, and to comply with the terms of any restrictive, financial or other covenants in the agreements governing such funding; (18) Cepton’s ability to execute its business plans and strategy; (19) the outcome of any legal proceedings that may be instituted against Cepton related to the recent business combination with Growth Capital Acquisition Corp.; (20) negative impact on the global economy and capital markets resulting from the conflict in Ukraine or any other geopolitical tensions; and (21) the other risks and uncertainties indicated from time to time in the reports and documents Cepton files with the Securities and Exchange Commission (the “SEC”), including in the registration statement on Form S-1 (File No. 333-262667) and the registration statement on Form S-1 (File No. 333-262668), each filed with the SEC on February 11, 2022, and any amendments thereto. If any of these risks materialize or any of Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Cepton does not presently know or that Cepton currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cepton’s expectations, plans or forecasts of future events and views as of the date of this press release. Cepton anticipates that subsequent events and developments will cause its assessments to change. However, while Cepton may elect to update these forward-looking statements at some point in the future, Cepton specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Cepton’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Cepton’s control.

Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as non-GAAP net loss and adjusted EBITDA, have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP net loss is defined as GAAP net income (loss) excluding stock-based compensation, non-recurring transaction expenses, and gain or loss on remeasurement of earnout liability and warrants. Adjusted EBITDA is defined as non-GAAP net loss before interest expenses, provision for income taxes, and depreciation and amortization.

Cepton believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Cepton’s financial condition and results of operations. Cepton believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating actual and projected operating results and trends in comparing Cepton’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Cepton also believes that adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Our presentation of adjusted EBITDA should not be considered as an inference that our future results and financial position will be unaffected by unusual items. Cepton does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Cepton’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and other amounts are excluded or included in determining these non-GAAP financial measures.

Cepton, Inc. Contacts

Investors: InvestorRelations@cepton.com

Media: Faithy Li, media@cepton.com

Source: Cepton, Inc.

CEPTON, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Loss and Non-GAAP Adjusted EBITDA

(In thousands, except share and share data)

(unaudited)

	Three months ended March 31,
	2022	2021
Net income (loss)	$41,198	$(8,359)
Stock-based compensation	1,346	293
Non-recurring transaction expenses	2,709	-
Gain on remeasurement of earnout liability	(56,678)	-
Gain on remeasurement of warrant liability	(780)	-
Non-GAAP net loss	$(12,205)	$(8,066)
Interest expense	706	-
Provision for income taxes	4	9
Depreciation and amortization	68	46
Non-GAAP adjusted EBITDA	$(11,427)	$(8,011)

GAAP net income (loss) per share attributable to common stockholders:
Basic	$0.36	$(0.13)
Diluted	$0.32	$(0.13)
Non-GAAP net income (loss) per share attributable to common stockholders:
Basic	$(0.11)	$(0.12)
Diluted	$(0.11)	$(0.12)
Shares used in computing GAAP net loss per share attributable to common stockholders:
Basic	115,865,890	66,735,026
Diluted	127,082,423	66,735,026
Shares used in computing Non-GAAP net loss per share attributable to common stockholders:
Basic	115,865,890	66,735,026
Diluted	115,865,890	66,735,026

CEPTON, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(unaudited)

	March 31,	December 31,
	2022	2021
ASSETS

Current assets:
Cash and cash equivalents	$24,593	$3,654
Short-term investments	20,248	2,836
Accounts receivable	1,066	500
Inventories	2,788	2,523
Right-of-use assets	1,138	—
Prepaid expenses and other current assets	7,850	6,998
Total current assets	57,683	16,511
Property and equipment, net	546	480
Other assets	2,238	293
Total assets	$60,467	$17,284

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$2,445	$2,547
Operating lease liabilities	1,433	—
Accrued expenses and other current liabilities	2,605	2,777
Total current liabilities	6,483	5,324
Long-term debt	9,260	—
Warrant liability	2,536	—
Earnout liability	18,320	—
Other long-term liabilities	21	23
Total liabilities	36,620	5,347

Commitments and contingencies (Note 17)
Convertible preferred stock:
Convertible preferred stock – Par value $0.00001 per share – No shares authorized at March 31, 2022; 22,806,009 shares authorized at December 31, 2021; No shares issued and outstanding at March 31, 2022; 21,671,491 shares issued and outstanding at December 31, 2021 (aggregate liquidation preference of $96.7 million at December 31, 2021)	—	99,470

Stockholders’ equity (deficit):
Preferred stock – Par value $0.00001 per share – 5,000,000 shares authorized at March 31, 2022; No shares authorized at December 31, 2021; No shares issued and outstanding at March 31, 2022 or December 31, 2021	—	—
Common stock – Par value $0.00001 per share – 350,000,000 and 75,000,000 shares authorized at March 31, 2022 and December 31, 2021; 154,048,001 and 67,645,189 shares issued and outstanding at March 31, 2022 and December 31, 2021	2	—
Class F stock – Par value $0.00001 per share – No shares of Class F stock authorized as of March 31, 2022; 8,402,000 shares authorized at December 31, 2021; No shares of Class F stock issued and outstanding as of March 31, 2022; 8,372,143 shares issued and outstanding at December 31, 2021	—	—
Additional paid-in capital	78,143	7,949
Accumulated other comprehensive income	(58)	(43)
Accumulated deficit	(54,240)	(95,439)
Total stockholders’ equity (deficit)	23,847	(87,533)
TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY (DEFICIT)	$60,467	$17,284

CEPTON, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
	2022	2021
Lidar Sensor and Prototype Revenue	$1,485	$438

Cost of Revenue	1,252	1,119
Gross Profit (Loss)	233	(681)

Operating expenses:
Research and development	7,754	4,880
Selling, general and administrative	8,043	2,803
Total operating expenses	15,797	7,683
Operating loss	(15,564)	(8,364)
Other income (expenses)
Change in fair value of earnout liability	56,678	—
Change in fair value of warrant liability	780	—
Other income (expense), net	2	2
Interest (expense) income, net	(694)	12
Income (loss) before income taxes	41,202	(8,350)
Provision for income taxes	(4)	(9)

Net income (loss)	$41,198	$(8,359)

Net income (loss) per share, basic	$0.36	$(0.13)
Net income (loss) per share, diluted	$0.32	$(0.13)
Weighted-average common shares, basic	115,865,890	66,735,026
Weighted-average common shares, diluted	127,082,423	66,735,026

CEPTON, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$41,198	$(8,359)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	68	46
Stock-based compensation	1,347	294
Amortization of right-of-use asset	311	—
Amortization, other	(294)	103
Change in fair value of earnout liability	(56,678)	—
Change in fair value of warrant liability	(780)	—
Changes in operating assets and liabilities:
Accounts receivable, net	(566)	(33)
Inventories	(254)	418
Prepaid expenses and other current assets	(739)	(2,575)
Other long-term assets	(1,945)	—
Accounts payable	(102)	(53)
Accrued expenses and other current liabilities	(662)	802
Operating lease liabilities	(389)	—
Other long-term liabilities	(2)	(37)
Net cash used in operating activities	(19,487)	(9,394)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(133)	(8)
Purchases of short-term investments	(20,238)	(998)
Proceeds from sales of short-term investments	—	1,265
Proceeds from maturities of short-term investments	2,773	13,000
Net cash provided by (used in) investing activities	(17,598)	13,259

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from business combination and private offering	76,107	—
Payments of business combination and private offering transaction costs	(28,038)	—
Proceeds from issuance of debt and warrants, net of debt discount	9,724	—
Proceeds from issuance of common stock options, net of repurchases	235	254
Net cash provided by financing activities	58,028	254

Effect of exchange rate changes on cash	(4)	(10)

Net increase in cash and cash equivalents	20,939	4,109
Cash and cash equivalents, beginning of period	3,654	11,312
Cash and cash equivalents, end of period	$24,593	$15,421